UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934 (Amendment No.     )

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☐	Preliminary Proxy Statement

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☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Under Rule 14a-12

Wayne Savings Bancshares, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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March 27, 2017

Dear Stockholder:

You are cordially invited to attend the annual meeting of stockholders of Wayne Savings Bancshares, Inc. The annual meeting will be held at the Greenbriar Conference Centre located at 50 Riffel Road, Wooster, Ohio, on May 25, 2017 at 10:00 a.m., local time.

At the annual meeting, you will be asked to elect two (2) directors for a three-year term, provide your advisory vote on executive compensation and ratify the appointment of BKD, LLP as our independent registered public accounting firm for the year ending December 31, 2017. Each of these matters is more fully described in the accompanying materials.

The board of directors of Wayne Savings has determined that the matters to be considered at the annual meeting are in the best interest of Wayne Savings and our stockholders. For the reasons set forth in the proxy statement, the board of directors unanimously recommends a vote “FOR” the election of Daniel R. Buehler and Debra A. Marthey. The board of directors also unanimously recommends a vote “FOR” the advisory vote on executive compensation of our named executive officers and the ratification of the appointment of BKD, LLP as our independent registered public accountants for the year ending December 31, 2017.

Your vote will be especially important at this year’s Annual Meeting of Stockholders because the Company has received notice that Joseph Stilwell and a group of funds he controls (the “Stilwell Group”) intend to nominate one director to the Company’s Board of Directors. The Board of Directors strongly urges you to support the Board’s nominees.

To support the Board’s nominees, please complete, sign and date only the Company’s WHITE proxy card, and return it in the enclosed postage-paid envelope, and do not sign or return any other proxy card sent to you by the Stilwell Group. Please sign and return your WHITE proxy even if you currently plan to attend the Annual Meeting.

You may have received a communication from the Stilwell Group, asking you to return their green proxy card. We urge you to not sign and return the green proxy card. Please return the WHITE proxy card and discard the green proxy card from the Stilwell Group. If you have already returned the green proxy card from the Stilwell Group, we urge you to change your vote by promptly signing, dating and returning the enclosed WHITE proxy card or voting by telephone or internet using the instructions on the WHITE proxy card. Only the latest dated proxy card or vote you submit will be counted. Your vote is important, regardless of the number of shares that you own. Voting by proxy will not prevent you from voting in person, but will assure that your vote is counted if you are unable to attend the meeting.

We urge you to mark, sign, and date your WHITE proxy card today and return it in the envelope provided, even if you plan to attend the annual meeting.

If you would like to obtain directions to be able to attend the annual meeting in person, please contact our Corporate Secretary at brittanyhartzler@waynesavings.com or by calling 330-264-5767.

Your continued support of Wayne Savings Bancshares, Inc. is sincerely appreciated.

Sincerely,

David L. Lehman President and Chief Executive Officer

Wayne Savings Bancshares, Inc.

151 North Market Street

Wooster, Ohio 44691

(330) 264-5767

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Be Held on May 25, 2017

Our 2017 annual meeting of stockholders will be held at the Greenbriar Conference Centre located at 50 Riffel Road, Wooster, Ohio, on May 25, 2017 at 10:00 a.m., local time.

A WHITE proxy card, the proxy statement, and the 2016 Annual Report to Shareholders on Form 10-K for the Meeting are enclosed.

The Meeting is for the purpose of considering and acting upon:

(1)	To elect two (2) directors for a three-year term, and until their successors are elected and qualified;

(2)	To advise on executive compensation;

(3)	To ratify the appointment of BKD, LLP as our independent registered public accounting firm for the year ending December 31, 2017; and

(4)	To transact such other business as may properly come before the meeting or at any adjournment thereof. We are not aware of any other such business.

Our stockholders of record as of the close of business on March 27, 2017, the voting record date, are entitled to notice of and to vote at the annual meeting and at any adjournment of the annual meeting.

Please note that Joseph Stilwell and a group of funds that he controls (the “Stilwell Group”) has notified the Company of its intent to nominate a slate of one nominee (the “Stilwell nominee”) for election as a director at the Annual Meeting in opposition to one of the current Directors nominated by our Board of Directors. You may receive solicitation materials from the Stilwell Group, including proxy statements and proxy cards. We are not responsible for the accuracy of any information provided by or relating to the Stilwell Group or its nominee contained in solicitation materials filed or disseminated by or on behalf of the Stilwell Group or any other statements the Stilwell Group or its representatives may make.

The Board does NOT endorse the Stilwell nominee and unanimously recommends that you vote FOR the election of each of the nominees proposed by the Board of Directors. Our Board of Directors strongly urges you not to sign or return the green proxy card sent to you by the Stilwell Group. If you have previously submitted a green proxy card sent to you by the Stilwell Group, you can revoke that proxy and vote for our Board’s nominees and on the other matters to be voted on at the meeting by using the enclosed WHITE proxy card.

EACH STOCKHOLDER, WHETHER HE OR SHE PLANS TO ATTEND THE MEETING, IS REQUESTED TO SIGN, DATE AND RETURN THE WHITE PROXY CARD WITHOUT DELAY IN THE ENCLOSED POSTAGE-PAID ENVELOPE. ANY PROXY GIVEN BY THE STOCKHOLDER MAY BE REVOKED AT ANY TIME BEFORE IT IS EXERCISED. A PROXY MAY BE REVOKED BY FILING WITH OUR SECRETARY A WRITTEN REVOCATION OR A DULY EXECUTED PROXY BEARING A LATER DATE OR BY FOLLOWING THE INTERNET OR PHONE INSTRUCTIONS ON THE ENCLOSED WHITE

PROXY CARD. ANY STOCKHOLDER PRESENT AT THE MEETING MAY REVOKE HIS OR HER PROXY AND VOTE PERSONALLY ON EACH MATTER BROUGHT BEFORE THE MEETING. HOWEVER, IF YOU ARE A STOCKHOLDER WHOSE SHARES ARE NOT REGISTERED IN YOUR OWN NAME, YOU WILL NEED ADDITIONAL DOCUMENTATION FROM YOUR RECORD HOLDER IN ORDER TO VOTE PERSONALLY AT THE MEETING.

By Order of the Board of Directors

Brittany N. Hartzler Corporate Secretary

Wooster, Ohio

March 27, 2017

Important Notice Regarding the Availability of Proxy Materials

For the Shareholder Meeting to be Held on May 25, 2017

This proxy statement and the annual report to shareholders on Form 10-K are available at:

http://www.viewproxy.com/waynesavings/2017

You are cordially invited to attend the annual meeting. For directions, please contact our Corporate Secretary at brittanyhartzler@waynesavings.com or call 330-264-5767. It is important that your shares be represented regardless of the number you own. Even if you plan to be present, you are urged to complete, sign, date and return the enclosed proxy card promptly in the envelope provided. If you attend the meeting, you may vote either in person or by proxy. Any proxy given may be revoked by you in writing or in person at any time prior to the exercise of the proxy.

PROXY STATEMENT

of

WAYNE SAVINGS BANCSHARES, INC.

ABOUT THE ANNUAL MEETING OF STOCKHOLDERS

This Proxy Statement is furnished to holders of common stock of Wayne Savings Bancshares, Inc., the parent savings and loan holding company, registered with the Board of Governors of the Federal Reserve System, that owns all of the issued and outstanding common shares of Wayne Savings Community Bank. We are soliciting proxies on behalf of our board of directors to be used at the Annual Meeting of Stockholders to be held at the Greenbriar Conference Centre located at 50 Riffel Road, Wooster, Ohio, on May 25, 2017 at 10:00 a.m., local time, and at any adjournment thereof, for the purposes set forth in the attached Notice of Annual Meeting of Stockholders. This proxy statement is first being mailed to stockholders on or about March 27, 2017. In this proxy statement, “Wayne Savings”, the “Corporation”, the “Company”, “we”, “us”, and “our” refer to Wayne Savings Bancshares, Inc. and “Bank” refers to Wayne Savings Community Bank. OUR BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ELECTION OF EACH OF THE BOARD’S NOMINEES USING THE ENCLOSED WHITE PROXY CARD AND URGES YOU NOT TO SIGN OR RETURN OR VOTE ANY PROXY CARD SENT TO YOU BY OTHER PARTIES.

You may have received a communication from the Stilwell Group, asking you to return their green proxy card. We urge you to not sign and return the green proxy card. Please return the enclosed WHITE proxy card and discard the green proxy card from the Stilwell Group. If you have already returned the green proxy card from the Stilwell Group, you may change your vote by promptly signing, dating and returning the enclosed WHITE proxy card or voting by telephone or internet using the instructions on the WHITE proxy card. Only the latest dated proxy card or vote you submit will be counted.

REVOCATION OF PROXIES

Stockholders who execute proxies as requested in this proxy statement retain the right to revoke them in the manner described below. Unless so revoked, the shares represented by such proxies will be voted at the Meeting and all adjournments thereof. Proxies solicited on behalf of our Board of Directors will be voted in accordance with the directions given thereon. Please sign and return your WHITE proxy card. Signed proxies will be voted “FOR” the election of the nominees for director named herein, “FOR” the advisory vote on executive compensation of our named executive officers and “FOR” the ratification of BKD, LLP as our independent registered public accounting firm for the year ending December 31, 2017.

A proxy may be revoked at any time prior to its exercise by sending written notice of revocation to our Corporate Secretary, Brittany N. Hartzler, at our address shown above, or by filing a duly executed proxy bearing a later date or by following the internet or phone instructions on the enclosed WHITE proxy card or by voting in person at the Meeting. The presence at the Meeting of any stockholder who had given a proxy shall not revoke such proxy unless the stockholder delivers his or her ballot in person at the Meeting or delivers a written revocation to our Corporate Secretary prior to the voting of such proxy.

If you have any question about giving your proxy or require assistance, please call:

Alliance Advisors, LLC

200 Broadacres Drive, 3rd Floor

Bloomfield, NJ 07003

(855) 601-2251

SOLICITATION OF PROXIES; EXPENSES

The cost of soliciting proxies will be borne by the Company. The Company has retained Alliance Advisors, LLC (“Alliance”) in connection with the Meeting, and will pay a fee not to exceed $40,500, plus reasonable out-of-pocket expenses, for proxy solicitation services. Alliance expects that approximately 25 of its employees will assist in the solicitation. Proxies may be solicited by mail, personally, by telephone, by press release, by facsimile transmission or by other electronic means. Our directors and certain executive officers may supplement the proxy solicitor’s solicitation of proxies. No additional compensation will be paid to our directors or employees for such services. Appendix A sets forth information relating to the Company’s directors and employees who are considered “participants” in our solicitation under the rules of the Securities and Exchange Commission (“SEC”). Alliance may ask brokerage houses, banks and other custodians and nominees whether other persons are beneficial owners of the Company’s common stock. If so, the Company will reimburse brokers, banks and other custodians and nominees for their costs of sending our proxy materials to the beneficial owners of our common stock.

Because of the contested nature of this solicitation, we estimate that we may incur approximately $500,000 of additional expense, of which we estimate that approximately $160,000 has been incurred to date, in furtherance of, and in connection with, the solicitation of proxies for the Annual Meeting in excess of that normally spent for an annual meeting. This additional expense includes attorney fees, other professional advisor fees, and printer costs incurred in connection with the preparation and filing of preliminary proxy materials with the SEC and the preparation of additional solicitation materials, and the fees to Alliance. However, this estimate does not include the costs represented by salaries and wages of officers and employees of the Company engaged in the solicitation process, costs we would normally incur in an uncontested director election or any costs associated with any potential litigation that may arise in connection with the proxy solicitation. Furthermore, the actual amount of additional expense we may incur could be materially different from what we currently estimate, depending on further potential actions that might be taken by the Stilwell Group in connection with this proxy contest.

What is the purpose of the annual meeting?

At our annual meeting, stockholders will act upon the matters outlined in the notice of meeting on the cover page of this proxy statement, including the election of directors and ratification of our independent registered public accounting firm. In addition, management will report on the performance of Wayne Savings and respond to questions from stockholders. Stockholders will also have the opportunity for the annual vote on a non-binding proposal to approve the executive compensation disclosed in this proxy statement, which we refer to as the say-on-pay proposal. The annual vote was adopted by resolution of the Board of Directors following the advisory vote at the 2013 Annual Meeting indicating a preference for an annual vote.

Who is entitled to vote?

Only our stockholders of record as of the close of business on the record date for the meeting, March 27, 2017 are entitled to vote at the meeting. On the record date, we had 2,781,839 shares of common stock issued and outstanding and no other class of equity securities outstanding. For each issued and outstanding share of common stock you own on the record date, you will be entitled to one vote on each matter to be voted on at the meeting, in person or by proxy.

In accordance with the provisions of our Certificate of Incorporation, record holders who beneficially own in excess of 10% of the outstanding shares of our common stock are not entitled to vote with respect to the shares held in excess of the 10% limit. Our Certificate of Incorporation authorizes the board of directors (a) to make all determinations necessary to implement and apply the 10% limit, including determining whether persons or entities are acting in concert, and (b) to demand that any person who is reasonably believed to beneficially own stock in excess of the 10% limit supply information to us to enable the board of directors to implement and apply the 10% limit.

How do I submit my proxy?

After you have carefully read this proxy statement, indicate on your WHITE proxy form how you want your shares to be voted. Then sign, date and mail your WHITE proxy form in the enclosed prepaid return envelope as soon as possible. This will enable your shares to be represented and voted at the annual meeting.

If my shares are held in “street name” by my broker, could my broker automatically vote my shares for me?

“Street name” means that your shares are held in the name of your broker or another nominee, rather than in your own name. Under New York Stock Exchange Rule 452, which governs NYSE brokerage members, brokers are entitled to vote shares held by them for their customers on matters deemed “routine” under applicable rules, even though the brokers have not received voting instructions from their customers. Although Wayne Savings is listed on the NASDAQ Global Market, Rule 452 affects us since shares of our common stock held in “street name” may be held with NYSE member-brokers. Brokerage firms may not vote on “non-routine” matters at their discretion on behalf of their clients if such clients have not furnished voting instructions. A broker “non-vote” occurs when a broker’s customer does not provide the broker with voting instructions on “non-routine” matters for shares owned by the customer but held in the name of the broker. For such “non-routine” matters, the broker cannot vote either FOR or AGAINST a proposal or FOR or WITHHELD for the election of directors. In that case, the broker reports the number of such shares as “non-votes.” The election of directors is deemed to be a “non-routine” matter, so your broker may not vote on these matters at its discretion. The proposal to ratify the appointment of our independent registered public accounting firm currently qualifies as a “routine” matter. However, given the contested nature of the election, the rules of the New York Stock Exchange governing brokers’ discretionary authority (which apply to brokers’ authority with respect to companies listed on the NASDAQ Stock Market) do not permit brokers to exercise discretionary authority regarding any of the proposals to be voted on at the Annual Meeting, whether “routine” or not.

Can I attend the meeting and vote my shares in person?

Yes. All stockholders are invited to attend the annual meeting. Stockholders of record can vote in person at the annual meeting. If your shares are held in street name, then you are not the stockholder of record and you must obtain a legal proxy from your broker or other nominee and bring the legal proxy with you to the annual meeting to be able to vote in person.

Can I change or revoke my vote after I return my proxy card?

Yes. If you have not voted through your broker or other nominee, there are three ways you can change your vote or revoke your proxy after you have sent in your proxy form.

•	First, you may send a written notice to our Corporate Secretary, Wayne Savings Bancshares, Inc., 151 North Market Street, Wooster, Ohio 44691, stating that you would like to revoke your proxy.

•	Second, you may complete and submit a new proxy form. Any earlier proxies will be revoked automatically.

•	Third, you may attend the annual meeting and vote in person. Any earlier proxy will be revoked. However, attending the annual meeting without voting in person will not revoke your proxy.

If you have instructed a broker or other nominee to vote your shares, you must follow directions you receive from your broker or other nominee to change your vote.

If you have previously signed a proxy card sent to you by the Stilwell Group or otherwise voted according to instructions provided by the Stilwell Group, you may change your vote by marking, signing, dating and returning the enclosed WHITE proxy card in the accompanying postage-prepaid envelope or by voting by telephone or via the Internet by following the instructions above. Submitting a proxy card sent to you by the Stilwell Group will revoke votes you have previously made via the Company’s WHITE proxy card.

What constitutes a quorum?

The presence at the meeting, in person or by proxy, of the holders of a majority of the shares of common stock entitled to vote at the meeting as of the record date will constitute a quorum. Proxies received but marked as abstentions and broker non-votes will be included in the calculation of the number of votes considered to be present at the meeting for purposes of establishing a quorum.

What are the Board of Directors’ recommendations?

The recommendations of the board of directors are set forth under the description of each proposal in this proxy statement. In summary, the board of directors recommends that you vote FOR the nominees for director described herein, FOR the Advisory Vote on Executive Compensation and FOR ratification of the appointment of BKD, LLP for the year ending December 31, 2017.

The proxy solicited hereby, if properly signed and returned to us and not revoked prior to its use, will be voted in accordance with your instructions contained in the proxy. If no contrary instructions are given, each proxy signed and received will be voted in the manner recommended by the board of directors and, upon the transaction of such other business as may properly come before the meeting, in accordance with the best judgment of the persons appointed as proxies. Proxies solicited hereby may be exercised only at the annual meeting and any adjournment of the annual meeting and will not be used for any other meeting.

Do you expect other candidates to be nominated for election as directors at the Annual Meeting in opposition to the Board’s nominees?

Yes. The Stilwell Group has notified the Company of its intent to nominate one nominee for election as a director at the Annual Meeting in opposition to one nominee recommended by our Board. Our Board does not endorse the Stilwell nominee and unanimously recommends that you vote FOR the election of each of the nominees proposed by the Board by using the enclosed WHITE proxy card. The Board of Directors strongly urges you not to sign or return any green proxy card sent to you by the Stilwell Group.

Can I access the proxy statement and annual report electronically?

This proxy statement, form of Proxy and the annual report to shareholders on Form 10-K are available at: http://www.viewproxy.com/waynesavings/2017.

VOTING PROCEDURES AND METHOD OF COUNTING VOTES

As to the election of the directors, the WHITE proxy card provided by the Board of Directors enables a stockholder to vote “FOR” the election of the nominees proposed by the Board of Directors or to “WITHHOLD” authority to vote for the nominees being proposed. Under Delaware law and our Articles of Incorporation and Bylaws, directors are elected by a plurality of the shares voted at the Meeting without regard to either broker non-votes or proxies as to which the authority to vote for the nominee is withheld. Plurality means that individuals who receive the largest number of votes cast are elected, up to the maximum number of directors to be elected at the Meeting.

A “WITHHOLD” vote will be counted as present for the purposes of establishing quorum for the vote but are not counted as votes cast. Our Board does not endorse the Stilwell nominee and unanimously recommends that you disregard any proxy card that may be sent to you by the Stilwell Group. Voting to “WITHHOLD” with respect to the Stilwell nominee on the Stilwell Group’s green proxy card is not the same as voting for our Board’s nominees, because a vote to “WITHHOLD” with respect to the Stilwell nominee on a green proxy card will revoke any previous proxy submitted by you, including a WHITE proxy card in favor of our Board’s nominees. If you have already voted using a proxy card sent to you by the Stilwell Group, you have every right to change it and we urge you to revoke that proxy by voting in favor of our Board’s nominees by using the enclosed WHITE proxy card. Only the latest validly executed proxy that you submit will be counted.

As to the advisory vote on executive compensation of our named executive officers, by checking the appropriate box a stockholder may vote “FOR” the item, vote “AGAINST” the item or “ABSTAIN” from voting on the item. The advisory vote on executive compensation of our named executive officers must be approved by a majority of the shares voted at the Meeting without regard to broker non-votes or proxies marked “ABSTAIN”.

As to the ratification of BKD, LLP as our independent registered public accountants, by checking the appropriate box a stockholder may vote “FOR” the item, vote “AGAINST” the item or “ABSTAIN” from voting on the item. The ratification of independent registered public accountants must be approved by a majority of the shares voted at the Meeting without regard to broker non-votes or proxies marked “ABSTAIN.”

In the event at the time of the Meeting there are not sufficient votes for a quorum or to approve or ratify any matter being presented, the Meeting may be adjourned in order to permit the further solicitation of proxies.

Proxies solicited hereby will be returned to us and will be tabulated by Alliance, the inspector of election designated by our Board of Directors.

IF YOU HAVE ALREADY RETURNED A GREEN PROXY CARD TO THE STILWELL GROUP, WE URGE YOU TO CHANGE YOUR VOTE BY SIGNING, DATING, AND RETURNING THE ENCLOSED WHITE PROXY CARD TO SUPPORT THE BOARD’S NOMINEES.

PROPOSAL I - ELECTION OF DIRECTORS AND INFORMATION WITH RESPECT TO CONTINUING DIRECTORS AND EXECUTIVE OFFICERS

Election of Directors

Our Certificate of Incorporation and Bylaws provide that the board of directors shall be divided into three classes as nearly equal in number as possible. The directors are elected by our stockholders for staggered terms and until their successors are elected and qualified. The size of the board is currently fixed at six directors.

At this annual meeting, you will be asked to elect one class of directors, consisting of two directors, for a three-year term expiring in 2020 and until their respective successors are elected and qualified. Our nominating and corporate governance committee has recommended the re-election of Daniel R. Buehler and Debra A. Marthey as directors. Stockholders are not permitted to use cumulative voting for the election of directors.

Unless otherwise directed, each proxy executed and returned will be voted for the election of the nominees for director listed below. If any person named as a nominee should be unable to or for good cause will not stand for election at the time of the annual meeting, the board of directors will nominate and the proxy holder will vote for any replacement nominee or nominees recommended by our board of directors. At this time, the board of directors knows of no reason why any of the nominees listed below may not be able to serve as a director if elected. If the board of directors nominates a replacement nominee in the circumstances described above, we will file a revised proxy statement and related documentation identifying such replacement nominee and providing the information required by applicable rules and regulations relating to such replacement nominee.

The following tables present information concerning the nominees for director and each director whose term continues. None of the nominees nor any of the continuing directors are related to any other director or executive officer by blood, marriage or adoption. Ages are reflected as of March 27, 2017. Where applicable and as discussed further below, service as a director includes service as a director of Wayne Savings Community Bank.

Nominees for Director for a Three-Year Term Expiring in 2020

Name	Age	Positions Held with Wayne Savings	Director Since
Daniel R. Buehler	62	Director	2005
Debra A. Marthey	62	Director	2011

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU USE THE WHITE PROXY CARD AND VOTE “FOR” THE WAYNE SAVINGS BANCSHARES, INC. NOMINEES LISTED IN THIS PROXY STATEMENT.

Members of the Board of Directors Continuing in Office

Directors Whose Term Expires in 2018

Name	Age	Positions Held with Wayne Savings	Director Since
David L. Lehman	70	Director, President and Chief Executive Officer	2012
Glenn W. Miller	53	Director	2012

Directors Whose Term Expires in 2019

Name	Age	Positions Held with Wayne Savings	Director Since
Jonathan Ciccotelli	51	Director	2010
Peggy J. Schmitz	65	Director	2008

Director Nominees

Daniel R. Buehler. Mr. Buehler is President of E & H Family Group, Inc., Wooster, Ohio since 2011 and has been employed by Buehler Food Markets since 1974 prior to restructuring to E & H Family Group in 2011. E & H Family Group, Inc., through its subsidiaries, owns and operates a chain of 14 grocery and 12 hardware stores in eight Northern Ohio counties. The company was incorporated in 2011 and is based in Wooster, Ohio. In addition to this professional background and experience, the following experience, qualifications, attributes and/or skills led the board of directors to conclude that Mr. Buehler should serve as a director. Mr. Buehler provides the board with extensive experience in business management and knowledge of the Bank’s market area. Mr. Buehler brings to the board a deep understanding of assessing business risk, planning, budgeting and forecasting and extensive management experience. Additionally, Mr. Buehler’s extensive ties to the community, strength of character, mature judgment, familiarity with our business and industry, independence of thought and ability to work collegially with others led the board of directors to conclude that Mr. Buehler should serve as a director.

Debra A. Marthey. Ms. Marthey served as the Vice President and Treasurer for The J.M. Smucker Company, Orrville, Ohio until August 31, 2016. Ms. Marthey spent more than 35 years in various finance roles at the company. As Vice President and Treasurer for over 15 years, she managed the company’s liquidity resources, formulating and implementing the appropriate capital structure, corporate investment management, debt structure and management, and banking relationships with commercial banks. She also had responsibility for the company’s risk and insurance function and the management of the company’s retirement assets and 401(k) employee plans. The J.M. Smucker Company operates principally in the manufacturing and marketing of branded food and beverage products on a worldwide basis. Prior to joining Smuckers, Ms. Marthey was in the public accounting field working for PricewaterhouseCoopers. She received her Bachelor’s degree in Accounting and Finance from Kent State University, and her Master’s degree in Business from Baldwin Wallace College. In addition to the professional background and experience described above, the following experience, qualifications, attributes and/or skills led the board of directors to conclude that Ms. Marthey should serve as a director. Ms. Marthey had over 38 years of experience in progressively more responsible positions with a large publicly traded company. Ms. Marthey has been extensively involved in community and professional organizations in Wayne Savings’ market area. Additionally, Ms. Marthey’s strength of character, mature judgment, independence of thought and ability to work collegially with others led the board of directors to conclude that Ms. Marthey should serve as a director.

Continuing Directors

Jonathan Ciccotelli. Mr. Ciccotelli is a Vice President in the Tax Services Group of Meaden and Moore, Ltd. and has been employed in such capacity since 2002. He has over 26 years of experience in taxation work with large public accounting firms. Mr. Ciccotelli serves as Chairman of the Company’s Audit Committee. In addition to the professional background and experience described above, the following experience, qualifications, attributes and/or skills led the board of directors to conclude that Mr. Ciccotelli should serve as a director. Mr. Ciccotelli is a Certified Public Accountant and has over 26 years of taxation work experience with large public accounting firms and has worked with publicly traded companies. Mr. Ciccotelli has been extensively involved in community and economic development activities in Wayne Savings’ market area. Additionally, Mr. Ciccotelli’s strength of character, mature judgment, familiarity with our business and industry, independence of thought and ability to work collegially with others led the board of directors to conclude that Mr. Ciccotelli should serve as a director.

David L. Lehman. Mr. Lehman is President and Chief Executive Officer of the Company and the Bank, having been appointed to his position effective December 20, 2016. Mr. Lehman serves as a director of Mennonite Mutual Insurance Company, Orrville, Ohio. He previously was president of the Mennonite Mutual Insurance Company from 1990 through his retirement in February 2016. Mennonite Mutual Insurance Company is a property and casualty insurance company specializing in insurance coverage for farms, churches and small business. Mennonite Mutual Insurance Company primarily conducts its operations in Ohio and Indiana through independent insurance agents. In addition to the professional background and experience described above, the following experience, qualifications, attributes and/or skills led the board of directors to conclude that Mr. Lehman should serve as a director. Mr. Lehman has over 30 years of experience in the financial services industry and over 25 years leading a growing insurance company. Mr. Lehman has been extensively involved in community and leadership development activities in Wayne Savings’ market area. Additionally, Mr. Lehman’s strength of character, mature judgment, familiarity with our business and industry, independence of thought and ability to work collegially with others led the board of directors to conclude that Mr. Lehman should serve as a director.

Glenn W. Miller. Mr. Miller is President and Chief Executive Officer of Holmes-Wayne Electric Cooperative, Millersburg, Ohio and has been employed in such capacity since 2004. Holmes-Wayne Electric Cooperative, Inc. is a non-profit electric distribution utility. Holmes-Wayne Electric Cooperative, Inc. serves more than 18,000 accounts in Holmes, Wayne, Medina, Ashland, Stark, Tuscarawas, Knox and Coshocton counties. Mr. Miller is also a Certified Public Accountant. In addition to the professional background and experience described above, the following experience, qualifications, attributes and/or skills led the board of directors to conclude that Mr. Miller should serve as a director. Mr. Miller has over 25 years of experience in business management and financial statement preparation. Mr. Miller has been extensively involved in community and economic development activities, including work in the oil and gas industry, in Wayne Savings’ market area. Additionally, Mr. Miller’s strength of character, mature judgment, familiarity with our business and industry, independence of thought and ability to work collegially with others led the board of directors to conclude that Mr. Miller should serve as a director.

Peggy J. Schmitz. Ms. Schmitz is an attorney and a member of Critchfield, Critchfield and Johnston, Ltd. in Wooster, Ohio. Ms. Schmitz has practiced law for more than 39 years and has been associated with her law firm for more than 30 years. In addition to the professional background and experience described above, the following experience, qualifications, attributes and/or skills led the board of directors to conclude that Ms. Schmitz should serve as a director. Ms. Schmitz provides the board with valuable experience and insight to Wayne Savings’ customers and markets through her legal expertise and her extensive involvement with professional, economic development, and community organizations and activities. Additionally, Ms. Schmitz’s extensive ties to the community, strength of character, mature judgment, familiarity with our business and industry, independence of thought and ability to work collegially with others led the board of directors to conclude that Ms. Schmitz should serve as a director.

Contested Solicitation

The Stilwell Group has notified the Company that they intend to nominate one person for election as a director at the Meeting. Accordingly, there may be three nominees for election to the Board, but only two nominees will be elected. The Stilwell Group consists of Stilwell Activist Investments, L.P., Stilwell Activist Fund, L.P., Stilwell Value Partners VII, L.P., Stilwell Partners, L.P., Stilwell Value LLC, Joseph Stilwell, Stephen S. Burchett and Mark D. Alcott. No other nominations of persons for election as directors of the Company were submitted to the Company pursuant to the advance notice provisions of the Company’s bylaws.

The Stilwell Group has filed proxy materials with the SEC indicating its intent to solicit proxies in support of its candidate. The Stilwell Group’s candidate has NOT been endorsed by our Board. We are not responsible for the accuracy of any information provided by or relating to the Stilwell Group contained in any proxy solicitation materials filed or to be filed or disseminated by, or on behalf of, the Stilwell Group or any other statements that the Stilwell Group may otherwise make.

We urge you to elect the directors recommended by the Board, by completing the attached WHITE proxy card and returning it in the enclosed postage-paid envelope. The Board recommends that you DO

NOT sign or return any proxy card that may be sent to you by the Stilwell Group or anyone else. Voting against another person’s nominees on a proxy card sent to you by that person is not the same as voting for the Board’s nominees, because a vote against another person’s nominees on its proxy card will revoke any previous proxy submitted by you. If you have previously submitted the green proxy card to the Stilwell Group, we urge you to revoke that proxy by voting in favor of the Board’s nominees by using the enclosed WHITE proxy card. Only the latest validly executed proxy that you submit will be counted.

Executive Officers Who Are Not Directors

Set forth below is the information with respect to the principal occupations during the last five years for the two executive officers of Wayne Savings who do not also serve as directors. Ages are reflected as of March 27, 2017.

Joel D. Beckler, who is 55 years of age, has served as Senior Vice President and Senior Loan Officer of Wayne Savings Community Bank since 2009. Previously, Mr. Beckler was Vice President and Commercial Loan Officer for Wayne Savings Community Bank since April 2005. Mr. Beckler has over 25 years of experience in the banking industry.

Myron L. Swartzentruber, who is 49 years of age, has served as Senior Vice President and Chief Financial Officer of the Company and the Bank since May, 2011 and added the title of Treasurer effective November 3, 2014. Previously, Mr. Swartzentruber was Vice President and Controller of Wayne Savings Community Bank since January 2001. Mr. Swartzentruber has over 20 years of experience in the banking industry and is a Certified Public Accountant.

Board Leadership Structure and Risk Oversight

Board of Directors Leadership Structure. Our board of directors has no fixed policy with respect to the separation of the offices of Chairman of the board of directors and Chief Executive Officer. Our board retains the discretion to make this determination on a case-by-case basis from time to time as it deems to be in the best interests of Wayne Savings and our stockholders at any given time. The board currently believes that separating the positions of CEO and Chairman is the best structure to fit Wayne Savings’ needs. This structure ensures a greater role for the independent directors in the oversight of Wayne Savings and active participation of the independent directors in setting agendas and establishing priorities and procedures for the work of the board. As described below, except for the Executive Committee, each of the board’s other four committees is comprised entirely of independent directors. The board also believes that this structure is preferred by a significant number of Wayne Savings’ stockholders.

Board of Directors Risk Oversight. During 2013, the board established a Risk Management Committee to provide oversight to the Company’s risk assessment and risk management processes. The committee’s role in Wayne Savings’ risk oversight process includes receiving regular reports from the Chief Risk Officer and other members of management on areas of material risk to Wayne Savings, including operational, financial, legal, regulatory, strategic and reputational risks. The full board (or the appropriate committee in the case of risks that are under the purview of a particular committee) receives these reports from the appropriate “risk owner” within the organization to enable it to understand our risk identification, risk management and risk mitigation strategies. When a committee receives the report, the discussion is documented in the committee meeting minutes which are ratified by the full board during the next board meeting. This enables the board, the Risk Management Committee and other board committees to coordinate the risk oversight role, particularly with respect to risk interrelationships.

Committees and Meetings of the Board of Directors

During the year ended December 31, 2016, the board of directors of Wayne Savings met 12 times. No director of Wayne Savings attended fewer than 75% of the total number of board of directors’ meetings and all committees of the board on which such director served during the periods that he or she served. Our board of directors has determined that a majority of our members are independent directors as defined in the NASDAQ Listing Rules. The current independent members are Mr. Buehler, Mr. Ciccotelli, Ms. Marthey, Mr. Miller and Ms. Schmitz. While considered an independent director, Ms. Schmitz is not considered to be independent under the more restrictive rules governing the Audit Committee due to legal fees that her firm receives from the Company’s subsidiary, Wayne Savings Community Bank.

Membership on Certain Board Committees. The board of directors of Wayne Savings has established an audit committee, executive committee, nominating and corporate governance committee, compensation committee and risk management committee. The following table sets forth the membership of such committees as of the date of this proxy statement.

Directors	Audit		Compensation		Executive		Nominating and Corporate Governance		Risk Management
Daniel R. Buehler	*		*		*		*	*	*
Jonathan Ciccotelli	*	*	*		*		*
Debra A. Marthey	*		*						*	*
Glenn W. Miller	*		*	*			*
Peggy J. Schmitz			*		*	*	*		*
David L. Lehman					*

*	Member.
**	Chair.

Audit Committee. The audit committee engages Wayne Savings’ external auditor and reviews Wayne Savings’ systems of internal control with management, the internal auditor and the external auditors. In addition, the audit committee reviews with the external auditors and management the annual audited consolidated financial statements (including the Form 10-K), the quarterly Form 10-Q and monitors Wayne Savings’ adherence to accounting principles generally accepted in the United States of America for financial reporting. The audit committee is comprised of four directors, all of whom are independent directors as defined in the NASDAQ Listing Rules. Mr. Ciccotelli has been designated as our Audit Committee Financial Expert. The audit committee of Wayne Savings met eight times during the year ended December 31, 2016. The audit committee of Wayne Savings has adopted a charter, a copy of which can be viewed on our website at www.waynesavings.com.

Compensation Committee. The compensation committee meets on a periodic basis to review senior executive compensation including salaries, bonuses, perquisites, severance and retirement compensation. In addition, the compensation committee assists the board of directors in carrying out its responsibilities with respect to overseeing the Corporation’s compensation policies and practices. The compensation committee met four times during the year ended December 31, 2016. All of the current members of the committee are independent within the meaning of the NASDAQ Listing Rules.

The compensation committee’s charter sets forth the responsibilities of the compensation committee and reflects such committee’s commitment to create a compensation structure that incentivizes senior management and aligns the interests of senior management with those of our stockholders. The compensation committee and the board periodically review and revise the compensation committee charter, as appropriate. The full text of the compensation committee charter is available on our website at www.waynesavings.com. The compensation committee’s membership is determined by the board.

The compensation committee exercises exclusive authority over the compensation paid to the Corporation’s President and Chief Executive Officer and reviews and approves salary increases and bonuses for all of the Corporation’s officers as prepared and submitted to the compensation committee by the President and Chief Executive Officer. The types of compensation we offer our executives remain within the traditional categories: salary, cash bonus, standard executive benefits, and retirement and severance benefits.

Although the compensation committee does not delegate any of its authority for determining executive compensation, the compensation committee has the authority under its charter to engage the services of outside advisors, experts and others to assist the compensation committee. The Corporation’s executive officers do not have any role in the setting of their own compensation. The Chief Executive Officer makes recommendations to the committee regarding the other named executive officers and the committee makes its own determination regarding the Chief Executive Officer’s compensation without his participation. No outside consultants have been used by the committee. The committee relies on compensation surveys published by the Ohio Bankers League, along with a review of publicly available data for competitors in the Corporation’s market area to establish ranges within which executive officer compensation is set based on individual and company performance.

Executive Committee. The executive committee is empowered to act in place of the full board, with certain exceptions, between meetings of the full board. The executive committee performs general control and supervision functions subject to the discretion of the full board of directors. The executive committee meets as needed and did not meet during the year ended December 31, 2016.

Nominating and Corporate Governance Committee. Wayne Savings has established a nominating and corporate governance committee to, among other things, review the composition of the board, evaluate and make recommendations to the board of directors for the election of directors and recommend to the board and monitor compliance with the corporate governance guidelines established by the board. The nominating and corporate governance committee met three times during the year ended December 31, 2016. The nominating and corporate governance committee members are independent directors, as defined in the NASDAQ Listing Rules. Directors on the committee who are up for re-nomination are excused from the committee meetings where nominations are considered so that no director will be in a position to recommend himself or herself for nomination to the board of directors. The committee’s charter can be viewed on our website at www.waynesavings.com.

Risk Management Committee. The board of directors established the Risk Management Committee during 2013 to strengthen and formalize its oversight of the Company’s risk assessment and risk management processes as part of an overall Enterprise Risk Management (“ERM”) program. The Risk Management Committee’s charter can be viewed on our website at www.waynesavings.com. In accordance with the committee’s charter, the committee has developed, and the full board of directors has approved, a risk appetite statement and a risk management policy to guide management’s activities. The risk management committee met four times during the year ended December 31, 2016. The committee’s membership includes Ms. Marthey (chair), Mr. Buehler and Ms. Schmitz, all of whom are independent directors as defined in the NASDAQ Listing Rules.

Compensation Committee Interlocks and Insider Participation

Determinations regarding compensation of our executive officers are reviewed by Wayne Savings’ compensation committee. Mr. Buehler, Mr. Ciccotelli, Ms. Marthey, Mr. Miller (chair) and Ms. Schmitz serve as members of the compensation committee.

With the exception of Mr. Lehman, who served on the compensation committee until he was appointed to Interim President and CEO, on December 20, 2016, no other person who served as a member of the compensation committee during the year ended December 31, 2016 was a current or former officer or employee of Wayne Savings or Wayne Savings Community Bank or engaged in certain transactions with Wayne Savings or Wayne Savings Community Bank required to be disclosed by regulations of the Securities and Exchange Commission (“SEC”). Additionally, there were no compensation committee “interlocks” during the year ended December 31, 2016, which generally means that no executive officer of Wayne Savings served as a director or member of the compensation committee of another entity, one of whose executive officers served as a director or member of our compensation committee.

Directors Attendance at Annual Meetings

Directors are expected to attend the annual meeting absent a valid reason for not doing so. We expect that a board meeting will typically be scheduled in conjunction with our annual meetings of stockholders, as is the case for this annual meeting. In 2016, all of our current directors attended the annual meeting of stockholders.

Director Nominations

The charter of the nominating and corporate governance committee sets forth certain criteria the committee may consider when recommending individuals for nomination including: ensuring that the board of directors, as a whole, is diverse and consists of individuals with various and relevant career experience, relevant technical skills, industry knowledge and experience, financial expertise (including expertise that could qualify a director as a “financial expert,” as that term is defined by the rules of the SEC), local or community ties, minimum individual qualifications, including strength of character, mature judgment, familiarity with our business and industry, independence of thought and an ability to work collegially. Though neither the board of directors nor the nominating and corporate governance committee has a formal policy concerning diversity, the board of directors values diversity on the board and believes diversity should be considered in the director identification and nominating process. The committee also may consider the extent to which the candidate would fill a present need on the board of directors. The nominating and corporate governance committee will also consider candidates for director suggested by other directors, as well as our management and stockholders. Any stockholder wishing to make a nomination must follow our procedures for stockholder nominations, which are described under “Stockholder Proposals, Nominations and Communications with the Board of Directors.”

The Bylaws include an age limitation on director service. Section 10 of Article II states that a person is no longer eligible for election as a director after attaining age 75. A director must retire at the first annual meeting after attaining age 75, regardless of whether his or her term expires at that meeting.

At its September 26, 2013 meeting the board also adopted the stock ownership guidelines that are available at www.investors.waynesavings.com, under the investor relations tab. Every director is expected within three years to own Wayne Savings shares having a value equal to or greater than three times the average board retainer and board meeting fees. Fees for committee service and fees for service as chair of a committee or of the board are not included in the calculation of average board compensation. As of December 31, 2016, the minimum director ownership under the stock ownership guidelines was $59,400. Employee directors – who are not compensated for director service – are required to own stock having a value equal to or greater than the average retainer and meeting fees paid to nonemployee directors. Fees payable to a director who does not comply with the ownership guidelines may be invested in Wayne Savings stock rather than being paid in cash, and a director who does not comply with the guidelines is ineligible for nomination by the nominating and corporate governance committee to serve as a director. Based on the above three-year average of the board retainer and meeting fees, and the stock ownership listed within this Proxy, all directors were in compliance with the stock ownership guidelines as of December 31, 2016.

EXECUTIVE COMPENSATION

Summary Compensation Table

The following table sets forth a summary of certain information concerning the compensation awarded to or paid by the Corporation or its subsidiaries for services rendered in all capacities during the years ended December 31, 2016 and December 31, 2015 to our named executive officers.

Name and Principal Position	Year Ended	Salary (1)	Non-Equity Incentive Plan Compensation (2)	Nonqualified Deferred Compensation Earnings (3)	All Other Compensation (4)(5)(6)	Total
David L. Lehman	2016	$6,593	$—	$—	$—	$—
President and Chief Executive
Officer from December 20, 2016
through present

H. Stewart Fitz Gibbon III	2016	$209,231	$—	$—	$269,058	$478,289
Former President and Chief	2015	$190,406	$20,000	$—	$25,942	$236,348
Executive Officer through
December 20, 2016

Joel D. Beckler	2016	$131,985	$6,802	$—	$30,220	$169,007
Senior Vice President and Senior	2015	$129,610	$—	$—	$27,675	$157,285
Loan Officer

Myron L. Swartzentruber	2016	$104,535	$5,439	$—	$7,527	$117,501
Senior Vice President and Chief	2015	$102,653	$5,128	$—	$21,032	$128,813
Financial Officer

(1)	We periodically review, and may increase, base salaries in accordance with the terms of employment agreements or Wayne Savings’ normal annual compensation review for each of our named executive officers. The salary amounts reflected above are for the years ended December 31, 2016 and December 31, 2015. The salary for Mr. Lehman reflects his salary earned in 2016 and paid in 2017. Annual base salaries, as of the date of this proxy statement for 2017, are as follows: Mr. Lehman: $200,000, Mr. Beckler: $136,047 and Mr. Swartzentruber: $108,782.
(2)	Neither Mr. Fitz Gibbon nor Mr. Beckler qualified for a cash bonus under Wayne Savings Community Bank’s incentive bonus program in 2015. Mr. Fitz Gibbon’s 2015 cash bonus was awarded by the Board of Directors for achieving specific objectives set by the Board as provided in Mr. Fitz Gibbon’s employment agreement.
(3)	With respect to the pension plan, Messrs. Lehman, Fitz Gibbon and Beckler are not eligible for participation in the defined benefit plan since the plan was frozen prior to their employment by the Corporation or its subsidiaries. Mr. Swartzentruber is a participant in the defined benefit plan with a frozen benefit at December 31, 2003. None of the named executive officers received any above market or preferential earnings on compensation that is deferred on a basis that is not tax-qualified.
(4)

Includes employer matching contributions allocated to the accounts of Messrs. Fitz Gibbon ($10,673 for 2016 and $9,500 for 2015), Beckler ($6,599 for 2016 and $6,470 for 2015) and Swartzentruber ($5,227 for 2016 and $5124 for 2015), respectively, under the Bank’s 401(k) plan, which provides for a maximum 5% employer match if the employee contributes a minimum of 6% of salary. Also includes the fair value computed under FASB ASC 718 of the employer contribution allocated to the accounts of Messrs. Fitz Gibbon ($5,313 for 2015), Beckler ($4,455 for 2016 and $3,619 for 2015) and Swartzentruber ($3,812 for 2016 and $2,866 for 2015), respectively, under the Bank’s ESOP. Also includes the Net Periodic Postretirement Benefit Cost computed under FASB ASC 715-60 of life insurance policies under the Bank’s Group Term Carve Out Plan providing split dollar life insurance for Mr. Fitz Gibbon ($12,489 for 2016 and $10,019 for 2015), Mr. Beckler ($5,093 for 2016 and $5,017 for 2015) and Mr. Swartzentruber (($2,184) for 2016 and $11,327 for 2015). Also includes the payment of medical, dental and life insurance premiums for the benefit of the named executive officers, with the exception of Mr. Fitz Gibbon. Also includes club dues of $7,515 for Mr. Beckler, as the designated member for a corporate membership used for business development purposes for the year. Also includes $245,000 for Mr. Fitz Gibbon related to his separation agreement entered into December 28, 2016.
(5)	The named executive officers, with the exception of Mr. Lehman, are participants in the Bank’s Group Term Carve Out Plan providing split dollar life insurance. Mr. Fitz Gibbon and Mr. Beckler became participants in 2012 and Mr. Swartzentruber became a participant in 2002.
(6)	This does not include board fees of $33,900 paid to Mr. Lehman that were earned during 2016 prior to his appointment as President and CEO on December 20, 2016. See Director Compensation.

Cash Incentive Bonus Plan

In addition to base salary, the Company has maintained a practice of paying incentive cash bonuses tied to performance objectives. These bonuses are based upon the performance of the Company and the named executives as judged by the compensation committee and the board of directors. The criteria include achievement of budgeted net income, achievement of return on equity relative to thrift and bank peer groups and an amount subject to the discretion of the board of directors. Specifically, the maximum bonus, expressed as a percentage of salary, is based on five separate criteria, each potentially amounting to 5% of base salary. The criteria for the year ended December 31, 2016 were as follows:

•	Net profit as set forth in the annual budget (5% bonus),

•	1% for every 5% of additional net income over the net profit target set forth in the budget, with any amount payable under this clause, payable after the completion of the annual financial audit and Form 10-K filing,

•	Achieving (2% bonus) or exceeding by 15% (3% bonus) the median return on equity for traded thrift institutions located in Ohio,

•	Achieving (2% bonus) or exceeding by 15% (3% bonus) the median return on equity for traded banks located in Ohio, and

•	Other performance indicators or criteria determined at the discretion of the board of directors (5% bonus).

As a result, each of the named executive officers could have received bonuses for the year ended December 31, 2016 amounting to 25% of their respective base salaries. The median return on equity in 2016 available at the time of the Compensation Committee’s deliberations for 16 traded Ohio thrift institutions as reported by a regional broker-dealer was 7.18%, the median return on equity in 2016 available at the time of the Compensation Committee’s deliberations for 39 traded Ohio banks as reported by a regional broker-dealer was 8.68%, and the return on equity of Wayne Savings Bancshares, Inc. for 2016 available at the time of the Compensation Committee’s deliberations was 6.12%. Accordingly, the Compensation Committee authorized discretionary payments to Mr. Beckler and Mr. Swartzentruber under the incentive bonus program for 2016.

Employment Agreement

Wayne Savings Community Bank entered into an amended and restated employment agreement with Senior Vice President and Senior Loan Officer Joel D. Beckler effective November 20, 2012. Renewed annually since 2013, the current term of the agreement expires on January 15, 2018. The employment agreement may be renewed for successive one (1) year terms within the board’s sole discretion.

The base salary under this agreement is reviewed annually and may be increased but not decreased. In addition to the base salary, the agreement provides for, among other things, insurance benefits and participation in other employee and fringe benefits applicable to executive personnel. The agreement provides for termination of the employment of the executive by Wayne Savings Community Bank for cause at any time.

The employment agreement with Mr. Beckler provides for certain payments to him in the event Wayne Savings Community Bank terminates his employment during the term of the agreement for reasons other than cause, retirement or disability, each as defined in the agreement, or in the event of his resignation upon (a) a material change in his functions, duties or responsibilities, (b) relocation of his principal place of employment to a location more than 30 miles outside the City of Wooster, (c) a material reduction in pay or benefits, unless the reduction is employee-wide, (d) liquidation or dissolution of Wayne Savings Community Bank or Wayne Savings, or (e) a breach of the agreement by Wayne Savings Community Bank. In the above circumstances, the executive, or in the event of death, his beneficiary, would be entitled to a lump-sum severance payment equal to the sum of his (i) highest annual base salary, (ii) the greater of the two-year average cash bonus or the cash bonus in the year before termination, (iii) the value of employer matching contributions to the 401(k) plan in the year preceding the year of termination and (iv) the value of employer contribution or allocation to the ESOP in the year preceding the year of termination. Mr. Beckler would be entitled to a lump-sum cash severance payment equal to twice the sum of the amounts specified by these clauses (i) through (iv) if his employment termination occurs after a change in control. We have also agreed to reimburse the executive for the cost of continued medical coverage after termination. Our medical insurance coverage reimbursement obligation would last for 12 months after termination, or for 24 months if termination occurs after a change in control. The agreement prohibits Mr. Beckler from competing with Wayne Savings for up to 24 months after employment termination. The agreement of Mr. Beckler entitles him to reimbursement for his legal fees if a dispute arising under his employment agreement is settled or is resolved in his favor, along with indemnification for expenses in legal proceedings arising out of his service as an executive.

The employment agreement of Mr. Beckler provides that he is entitled to an excess parachute payment excise tax gross-up payment if the benefits after a change in control exceed the limits of Internal Revenue Code section 280G. A 20% excise tax is imposed under Internal Revenue Code section 4999 if the value of an executive’s aggregate change-in-control benefits – calculated according to procedures specified in section 280G and accompanying IRS regulations – equals or exceeds three times his or her five-year average taxable compensation. The five-year average is known as the so-called base amount. If the value of the aggregate change-in-control benefits exceeds three times the base amount, a 20% excise tax is imposed on all benefits exceeding the base amount and the employer forfeits its compensation deduction for those same benefits. The benefits on which the 20% excise tax is imposed are referred to as so-called excess parachute payments. If a change in control occurs and the resulting benefits to which Mr. Beckler is entitled are subject to the 20% excise tax under sections 280G and 4999, we must make an additional payment – a gross-up payment – to compensate him for the excise tax as well as for taxes imposed on that excise tax reimbursement payment. The gross-up payment would fully compensate Mr. Beckler for the excise tax, but it would increase the amount of our nondeductible compensation payments. Had a change in control occurred as of December 31, 2016, Mr. Beckler would not have been entitled to the gross-up payment because Mr. Beckler would not have been subject to the 20% excise tax.

Group Term Carve Out Plan

In November 2002, the Bank purchased, with a single premium payment of approximately $5.0 million, life insurance on the lives of 20 officers of the Bank, including Mr. Swartzentruber, to establish a Group Term Carve Out Plan. In January 2012, the Bank, as part of an exchange transaction to improve the credit quality of the bank-owned life insurance portfolio, made an additional single premium payment of approximately $1.2 million to purchase life insurance on the lives of an additional five officers of the Bank, including Mr. Beckler, for the Group Term Carve Out Plan. Under group term split dollar endorsements, the Bank and the executives share the rights to death benefits payable under the life insurance policies. An executive’s beneficiaries are entitled to one of the following death benefit amounts:

Pre-Retirement Death Benefit. If the executive dies while employed by the Bank, the death benefit is the lesser of three times the deceased executive’s base annual salary at the date of death or the scheduled amount in the agreement; or

Post-Retirement Death Benefit. If the executive dies after terminating employment with the Bank with a vested insurance benefit at the date of death as specified in the agreement, the death benefit is two times the deceased executive’s final base annual salary.

The Bank receives the remainder of the life insurance policy death benefits, which should be sufficient to recover in full the Bank’s life insurance investment.

Employees also have life insurance benefits under the Bank’s group term life insurance program, paying benefits of one and one half times the executive’s current annual salary at the time of death to the executive’s beneficiaries if the executive dies while employed by the Bank, but limited to $50,000 for participants in the Group Term Carve Out Plan. Messrs. Beckler and Swartzentruber are limited to the $50,000 cap.

Retirement Benefits

The Bank has a frozen noncontributory defined benefit pension plan covering all employees who met the eligibility requirements prior to December 31, 2003. Compensation and service accruals were frozen at the same date. The Bank’s funding policy is to make the minimum annual contribution that is required by applicable regulations, plus such amounts as the Company may determine to be appropriate from time to time. The Bank contributed approximately $87,000 to the plan during 2016. The accumulated benefit obligation for the defined benefit pension plan was $1.7 million and $2.2 million for the years ended December 31, 2016 and 2015, respectively.

In addition to the defined benefit plan and ESOP, the Bank has a 401(k) plan covering substantially all employees. The Bank’s 401(k) matching percentage was 100% of the first 4% contributed by the employee and 50% of the employees’ next 2% of contributions. Expense related to the 401(k) plan totaled $154,000 and $148,000 for the years ended December 31, 2016 and December 31, 2015, respectively.

Director Compensation

Retainer and Fees. Our non-employee directors, all of whom also serve on the board of Wayne Savings Community Bank, do not receive fees for serving on the board of Wayne Savings Community Bank. Each non-employee director serving on the board of Wayne Savings Bancshares, Inc. received a monthly retainer of $1,100 and $700 for each board meeting attended or for which they have an excused absence. The Chair of the Board of Directors received an additional monthly retainer of $600 and the Lead Director received an additional monthly retainer of $300. The chairs of the Audit, Nominating and Corporate Governance, Compensation, Risk and Bank Loan Committees received an additional monthly retainer of $250. All remaining non-employee committee members received a monthly retainer of $200. Mr. Lehman received an additional $200 monthly retainer as the board’s strategic planning coordinator. Additional meeting fees were paid for meetings of the full board in addition to regular board meetings

The table below summarizes the total compensation paid to our non-employee directors for the year ended December 31, 2016:

Name	Fees Earned or Paid in Cash	All Other Compensation	Total
Daniel R. Buehler	$30,900	$—	$30,900
Jonathan Ciccotelli	37,500	—	37,500
David L. Lehman (1)	33,900	—	33,900
Debra A. Marthey	31,500	—	31,500
Glenn W. Miller	31,500	—	31,500
Peggy J. Schmitz	40,500	—	40,500

(1)	The fees paid to Mr. Lehman were earned during 2016 prior to his appointment as President and CEO on December 20, 2016. Mr. Lehman has not been paid board fees since his appointment.

Director Indemnification. In November 2011, the board of directors of the Corporation approved the form and use of indemnification agreements with directors and executive officers and on November 22, 2011, entered into indemnification agreements with each of the current directors and executive officers other than Mr. Lehman and Mr. Miller, who were not on the board at that time. Mr. Lehman and Director Miller entered into indemnification agreements on August 23, 2012.

Indebtedness of Management and Related Party Transactions

In accordance with applicable federal laws and regulations, Wayne Savings Community Bank makes loans to its directors, officers and employees as well as members of their immediate families for the financing of their primary residences and certain other loans. These loans are generally made on substantially the same terms as those prevailing at the time for comparable transactions with outside customers. In accordance with a loan policy applicable to all employees of Wayne Savings Community Bank, except for the applicable officers and directors pursuant to the requirements of Regulation O of the Board of Governors of the Federal Reserve System, employees may obtain loans with a rate of interest 1/2% below rates for outside customers. According to a policy adopted by Wayne Savings Community Bank to ensure compliance with Regulation O, all loans made to a director or executive officer in excess of the greater of $25,000 or 5% of Wayne Savings’ capital and surplus, must be approved in advance by a majority of the disinterested members of our board of directors. As of December 31, 2016, there were no outstanding loans to executive officers, directors and their related business interests. As of December 31, 2016, there were no extensions of credit available on lines of credit to executive officers, directors and their related business interests.

PROPOSAL II – ADVISORY VOTE ON EXECUTIVE COMPENSATION

We are subject to section 14A of the Securities Exchange Act of 1934, which requires that we provide to our stockholders the opportunity to vote on the compensation of the executive officers named in the Summary Compensation Table of this proxy statement.

Commonly known as a “say-on-pay” vote, the vote required by section 14A is an advisory vote, which means that the vote is not binding on Wayne Savings, on our board of directors, or on the Compensation Committee of the board of directors. The say-on-pay vote is intended to be a vote on the executive officer compensation that is disclosed in this proxy statement in accordance with the disclosure rules of the SEC.

The goals of our compensation arrangements are to provide fair and competitive compensation, to provide compensation that promotes the hiring and retention of the most talented personnel, to create incentives for and to reward superior performance, and to align the interests of our officers and employees with the interests of stockholders. We seek to avoid creating incentives for unnecessary or excessive risk-taking, creating incentives for excessive focus on stock price performance instead of fundamental business values, creating incentives to seek short-term benefits at the expense of long-term results, and creating incentives to achieve short-term benefits with long-term risks. With the assistance of the Compensation Committee, the board of directors believes that Wayne Savings has created compensation arrangements that successfully avoid creating these adverse incentives and that instead reward performance promoting our long-term prosperity, although the arrangements are continually evolving and are, and will remain, subject to ongoing review and evaluation by the board and by the Compensation Committee. Accordingly, we ask our stockholders to vote on the following resolution at the 2017 Annual Meeting:

“RESOLVED, that the compensation paid to the company’s named executive officers, as disclosed in Wayne Savings Bancshares, Inc.’s Proxy Statement for the 2017 Annual Meeting in compliance with Item 402 of the Securities and Exchange Commission’s Regulation S-K, including the compensation tables and narrative discussion, is hereby APPROVED.”

Approval of a majority of the votes cast will constitute approval of this proposal to approve the named executive officer compensation disclosed in this proxy statement. An abstention or broker non-vote is not counted as a vote cast, and as a result will have no effect on the vote to approve the proposal. A proxy that does not specify voting instructions will be voted in favor of this non-binding, advisory proposal. Although the results of the say-on-pay vote will not be binding on us, we expect to take the results into account in future compensation decisions.

Section 14A of the Securities Exchange Act of 1934 also requires that at least every six years we provide to stockholders the opportunity to specify a preference for the frequency of the say-on-pay vote. Commonly known as a “say-on-frequency” vote, the stockholder vote specifying a preference for the frequency of the say-on-pay vote is – like the say-on-pay vote itself – also non-binding and advisory only. A “say-on-frequency” vote was held at the 2013 meeting, where stockholders voted for an annual vote on “say-on-pay.” The board of directors thereafter adopted a resolution to submit the “say-on-pay” proposal to stockholders annually. At least one prominent proxy advisory firm generally recommends that public companies submit the say-on-pay proposal to stockholders annually. We believe that providing for an annual say-on-pay vote is consistent with corporate governance practices generally and that it maximizes stockholder involvement in corporate governance.

The Board of Directors recommends that you vote FOR approval of the compensation of our named executive officers, as disclosed in this proxy statement.

REPORT OF THE AUDIT COMMITTEE

The functions of the Wayne Savings audit committee include the following: performing all duties assigned by the board of directors; selecting our independent registered public accounting firm; reviewing with Wayne Savings’ management and our independent registered public accounting firm the financial statements issued by Wayne Savings and Wayne Savings Community Bank pursuant to federal regulatory requirements; meeting with the independent registered public accounting firm to review the scope of audit services, significant accounting changes and audit conclusions regarding significant accounting estimates; assessments as to the adequacy of internal controls and the resolution of any significant deficiencies or material control weaknesses; and assessing compliance with laws and regulations and overseeing the internal audit function.

The audit committee has reviewed and discussed Wayne Savings’ audited financial statements with management. The audit committee has discussed with Wayne Savings’ independent registered public accounting firm, BKD, LLP, the matters required to be discussed by Statement on Auditing Standards No. 61, “Communication with Audit Committees”, as amended (AICPA Professional Standards, Vol. 1 AU section 380), as adopted by the Public Company Accounting Oversight Board (the “PCAOB”) in Rule 3200T. The audit committee has received the written disclosures and the letter from the independent registered public accounting firm required by the PCAOB and has discussed with BKD, LLP, their independence. Based on the review and discussions referred to above in this report, the audit committee recommended to the board of directors that the audited financial statements be included in Wayne Savings’ Annual Report on Form 10-K for the year ended December 31, 2016 for filing with the SEC.

Members of the Audit Committee

Jonathan Ciccotelli, Chairman

Daniel R. Buehler

Debra A. Marthey

Glenn W. Miller

BENEFICIAL OWNERSHIP OF COMMON STOCK BY CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth as of March 27, 2017, the voting record date, certain information as to the common stock beneficially owned by the directors and director nominees of Wayne Savings, the executive officers named in the Summary Compensation Table, and all directors and certain executive officers of Wayne Savings as a group, and each person or entity, including any “group” as that term is used in Section 13(d)(3) of the Securities Exchange Act of 1934, who or which was known to us to be the beneficial owner of more than 5% of the issued and outstanding common stock.

Name of Beneficial Owner or Number of Persons in Group	Amount and Nature of Beneficial Ownership as of March 27, 2017 (1)	Percent of Common Stock
Directors:
Daniel R. Buehler (2)	5,503	*
Jonathan Ciccotelli (3)	5,660	*
David L. Lehman	5,100	*
Debra A. Marthey	5,500	*
Glenn W. Miller (4)	30,481	1.1%
Peggy J. Schmitz	5,650	*
Executive Officers:
Joel D. Beckler (5)	3,589	*
Myron L. Swartzentruber (6)	3,783	*
All directors and executive officers of Wayne Savings as a group (8 persons) (7)	65,266	2.3%
Five Percent Stock Holders:
Stilwell Activist Investment
Stilwell Activist Fund
Stilwell Value Partners VII
Stilwell Partners
Joseph Stilwell	269,863	9.7%
111 Broadway, 12th Floor New York, NY 10006
Wayne Savings Employee Stock Ownership Plan Trust (8)	155,915	5.6%
151 North Market Street Wooster, Ohio 44691

*	Represents less than 1% of our outstanding common stock.
(1)	Based upon filings made pursuant to the Securities Exchange Act of 1934 and information furnished by the respective individuals. Under regulations promulgated pursuant to the Securities Exchange Act of 1934, shares of common stock are deemed to be beneficially owned by a person if he or she directly or indirectly has or shares (i) voting power, which includes the power to vote or to direct the voting of the shares, or (ii) investment power, which includes the power to dispose or to direct the disposition of the shares. Unless otherwise indicated, the named beneficial owner has sole voting and dispositive power with respect to the shares.
(2)	Includes 266 shares accumulated through a Dividend Reinvestment (“DRIP”) program and 5,237 shares disclosed on SEC Forms 3 and 4.
(3)	Includes 1,200 shares held jointly with Mr. Ciccotelli’s spouse and 4,460 shares held in his individual retirement account.
(4)	Includes 30,231 shares held in a trust of which Mr. Miller is both trustee and a beneficiary and 250 shares held in Mr. Miller’s individual retirement account.
(5)	Includes 3,088 shares held in the ESOP (representing a 100% vested interest) and 501 shares held individually.

(6)	Includes 3,783 shares held in the ESOP (representing a 100% vested interest).
(7)	Includes 6,871 shares allocated to executive officers pursuant to the ESOP.
(8)	The Wayne Savings Community Bank Employee Stock Ownership Plan Trust was established pursuant to the Wayne Savings Community Bank Employee Stock Ownership Plan (“ESOP”). Mrs. Jennifer Winter, VP Manager of Human Resources & Training, Mr. Myron Swartzentruber and Pentegra act as Trustees of the ESOP. As of December 31, 2016, 128,649 shares held in the ESOP Trust had been allocated to the accounts of participating employees. The remaining 27,266 shares held by the ESOP Trust were unallocated as of December 31, 2016. Under the terms of the ESOP, the Trustees must vote all allocated shares held in the ESOP in accordance with the instructions of the participating employees and unallocated shares will be voted in the same ratio on any matter as to those shares for which instructions are given. The amount of common stock beneficially owned by the officers who serve as Trustees of the ESOP and by all directors and executive officers as a group does not include the shares held by the ESOP Trust, other than those shares allocated to the accounts of the officers. The shares allocated and vested in the name of each executive officer are shown in the table for each executive officer and have been subtracted from the ESOP’s total share ownership.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the executive officers and directors and persons who own more than 10% of our common stock to file reports of ownership and changes in ownership with the SEC. Executive officers, directors and greater than 10% stockholders are required by regulation to furnish us with copies of all Section 16(a) forms they file. We know of no person who owns 10% or more of Wayne Savings’ common stock.

Based solely on our review of the copies of such forms furnished to us, or written representations from our executive officers and directors, we believe that during, and with respect to, the year ended December 31, 2016, our executive officers and directors complied in all respects with the reporting requirements promulgated under Section 16(a) of the Securities Exchange Act of 1934.

PROPOSAL III - RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The audit committee of the board of directors of Wayne Savings has appointed BKD, LLP, independent registered public accounting firm, to perform the audit of our financial statements for the year ended December 31, 2017, and further directed that the selection of the independent registered public accounting firm be submitted for ratification by the stockholders at the annual meeting.

We have been advised by BKD, LLP that neither that firm nor any of its associates has any relationship with Wayne Savings or its subsidiaries other than the usual relationship that exists between independent registered public accounting firms and clients. BKD, LLP will have one or more representatives at the annual meeting who will have an opportunity to make a statement, if they so desire, and will be available to respond to appropriate questions.

In determining whether to appoint BKD, LLP as our independent registered public accounting firm, our audit committee considered whether the provision of services, other than auditing services, by BKD, LLP is compatible with maintaining the firm’s independence. In addition to performing auditing services as well as reviewing Wayne Savings’ public filings, our independent registered public accounting firm performed tax-related services, including the completion of Wayne Savings’ corporate tax returns, for the year ended December 31, 2016. The audit committee believes that BKD, LLP’s performance of these other services is compatible with maintaining the firm’s independence. To the best of the Company’s knowledge, none of the time devoted by BKD, LLP on its engagement to audit the Company’s financial statements for the year ended December 31, 2016 is attributable to work performed by persons other than full-time, permanent employees of BKD, LLP.

Audit Fees

The following table sets forth the aggregate fees paid by us to BKD, LLP for professional services rendered in connection with the audit of our consolidated financial statements for the years ended December 31, 2016 and December 31, 2015, as well as the fees paid by us to BKD, LLP for audit-related services, tax services and all other services rendered by BKD, LLP to us during the years ended December 31, 2016 and December 31, 2015.

	Year Ended December 31,
	2016	2015
Audit fees (1)	$119,725	$128,600
Audit-related fees	—	—
Tax fees (2)	13,100	13,100
Other fees	—	—

Total	$132,825	$143,715

(1)	Audit fees consist of fees incurred in connection with the audit of our annual financial statements, the review of the interim financial statements included in our quarterly reports filed with the SEC and audits of certain employee benefit plans, as well as work generally only the independent registered public accounting firm can reasonably be expected to provide, such as statutory audits, consents and assistance with and review of documents filed with the SEC.
(2)	Tax fees consist primarily of fees paid in connection with preparing federal and state income tax returns and other tax-related services.

As provided in its charter, the audit committee selects our independent registered public accounting firm and pre-approves all audit services to be provided by the independent registered public accounting firm to Wayne Savings. The audit committee also reviews and pre-approves all audit-related and non-audit related services rendered by our independent registered public accounting firm in accordance with the audit committee’s

Pre-Approval Policy. In its review of these services and related fees and terms, the audit committee considers, among other things, the possible effect of the performance of such services on the independence of our independent registered public accounting firm. The audit committee pre-approves certain audit-related services and certain non-audit related tax services which are specifically described by the audit committee on an annual basis and separately approves other individual engagements as necessary.

Each new engagement of BKD, LLP was approved in advance by the audit committee, and none of those engagements made use of the de minimis exception to pre-approval contained in the SEC rules.

The Board of Directors recommends that you vote FOR the ratification of the appointment of BKD, LLP as our independent registered public accounting firm for the year ending December 31, 2017.

STOCKHOLDER PROPOSALS, NOMINATIONS AND COMMUNICATIONS WITH THE BOARD OF DIRECTORS

Stockholder Proposals. Any proposal which a stockholder wishes to have included in the proxy materials of Wayne Savings relating to the next annual meeting of stockholders, which is currently expected to be held in May 2018, must be received at the principal executive offices of Wayne Savings Bancshares, Inc., 151 North Market Street, Wooster, Ohio 44691, no later than November 27, 2017, which in accordance with Rule 14a-8 under the Securities Exchange Act of 1934, as amended, is 120 days prior to the anniversary date of the planned mailing of this proxy statement. If such proposal is in compliance with all of the requirements of Rule 14a-8, it will be included in the proxy statement and set forth on the form of proxy issued for such annual meeting of stockholders. It is urged that any such proposals be sent certified mail, return receipt requested.

Stockholder proposals which are not submitted for inclusion in Wayne Savings’ proxy materials pursuant to Rule 14a-8 may be brought before an annual meeting pursuant to Article I, Section 6(b) of our Bylaws. Notice of the proposal must also be given in writing and delivered to, or mailed and received at, our principal executive offices by December 27, 2017, which is 90 days prior to the anniversary date of the planned mailing of this proxy statement. The notice must include the information required by Article I, Section 6(b) of our Bylaws.

Stockholder Nominations. Our Bylaws provide that, subject to the rights of the holders of any class or series of stock having a preference over the common stock as to dividends or upon liquidation, all nominations for election to the board of directors, other than those made by the board or the nominating committee thereof, shall be made by a stockholder who has complied with the notice provisions in Article I, section 6(c) of our Bylaws. Written notice of a stockholder nomination generally must be communicated to the attention of the Corporate Secretary and either delivered to, or mailed and received at, our principal executive offices not later than, with respect to an annual meeting of stockholders, 90 days prior to the anniversary date of the mailing of proxy materials by us in connection with the immediately preceding annual meeting of stockholders. For our annual meeting in 2018, this notice must be received by December 27, 2017. Each written notice of a stockholder nomination is required to set forth certain information specified in Article I, section 6(c) of our Bylaws. We did not receive any stockholder nominations with respect to this annual meeting.

Other Stockholder Communications. Our board of directors has adopted a formal process by which stockholders may communicate with the board. Stockholders who wish to communicate with our board of directors may do so by sending written communications addressed to the Board of Directors of Wayne Savings Bancshares, Inc. c/o Corporate Secretary, 151 North Market Street, Wooster, Ohio 44691.

ANNUAL REPORTS

We mailed our 2016 Annual Report to persons who, as of the March 27, 2017 record date, were shareholders on that date. Additional copies may be obtained without charge by written request. We file periodic reports and other information with the SEC under the Securities Exchange Act of 1934. Copies of the public portions of reports to the SEC may be inspected and copied at the headquarters of the SEC, 450 Fifth Street, NW, Washington, D.C. 20549. The SEC maintains an Internet web site containing reports, proxy, and information statements, and other information regarding issuers that file electronically with the SEC. The address of that site is http://www.sec.gov.

If you and others who share your address own your shares in street name, your broker or other holder of record may be sending one copy only of the annual report and proxy statement to your address. Known as “householding,” this practice reduces the Company’s printing and postage costs. However, if you wish to receive a separate annual report or proxy statement in the future, you should contact your broker or other holder of record. If you own your shares in street name and are receiving multiple copies of our annual report and proxy statement, you can request householding by contacting your broker or other holder of record. Shareholders who share an address to which a single annual report or proxy statement is delivered may orally or in writing request a separate copy of the annual report or proxy statement. Wayne Savings will deliver the separate annual report or proxy statement promptly at your request.

Upon receipt of a written request we will furnish without charge to any stockholder a copy of the exhibits to the Annual Report on Form 10-K. Such written requests should be directed to Brittany N. Hartzler, Corporate Secretary, Wayne Savings Bancshares, Inc., 151 North Market Street, Wooster, Ohio 44691.

OTHER MATTERS

Management is not aware of any business to come before the annual meeting other than the matters described above in this Proxy Statement. However, if any other matters should properly come before the meeting, it is intended that the proxies solicited hereby will be voted with respect to those other matters in accordance with the judgment of the persons voting the proxies.

The cost of the solicitation of proxies will be borne by Wayne Savings. Wayne Savings will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending the proxy materials to the beneficial owners of our common stock. In addition to solicitations by mail, directors, officers and employees of Wayne Savings may solicit proxies personally or by telephone without additional compensation.

Appendix A

INFORMATION CONCERNING PARTICIPANTS

IN WAYNE SAVINGS BANCSHARES, INC. SOLICITATION OF PROXIES

The following tables (“Directors and Nominees” and “Officers and Employees”) identify the name and business address of our directors and director nominees, and the name, present principal occupation, and business address of our executive officers and employees who, under the rules of the Securities and Exchange Commission (the “SEC”), are considered to be participants in our solicitation of proxies from our stockholders in connection with our 2017 Annual Meeting of Stockholders.

Directors and Nominees

The principal occupations of our directors and director nominees who are considered participants in our proxy solicitation are set forth above under the caption “Proposal I – Election of Directors and Information with Respect to Continuing Directors and Executive Officers” in this proxy statement. The name and address of the organization of employment of our directors and director nominees are as follows:

Name	Business Address
David L. Lehman	Wayne Savings Bancshares, Inc.
151 North Market Street, Wooster, Ohio 44691
Jonathan Ciccotelli	c/o Wayne Savings Bancshares, Inc.
151 North Market Street, Wooster, Ohio 44691
Glenn W. Miller	c/o Wayne Savings Bancshares, Inc.
151 North Market Street, Wooster, Ohio 44691
Peggy J. Schmitz	c/o Wayne Savings Bancshares, Inc.
151 North Market Street, Wooster, Ohio 44691
Daniel R. Buehler	c/o Wayne Savings Bancshares, Inc.
151 North Market Street, Wooster, Ohio 44691
Debra A. Marthey	c/o Wayne Savings Bancshares, Inc.
151 North Market Street, Wooster, Ohio 44691

Officers and Employees

The principal occupations of our executive officers and employees who are considered participants in our solicitation of proxies are set forth below. The principal occupation refers to such person’s position with us, and the business address for each person is Wayne Savings Bancshares, Inc., 151 North Market Street, Wooster, Ohio 44691.

Name	Principal Occupation
Joel Beckler	Senior Vice President and Senior Loan Officer
Myron Swartzentruber	Senior Vice President and Chief Financial Officer

Information Regarding Ownership of Wayne Savings Bancshares, Inc. Securities by Participants

The number of shares of our common stock held by our directors, director nominees and Executive Officers (as defined under Rule 14a-1(a) of the Securities Exchange Act of 1934) of these individuals as of February 24, 2017 is included above under the caption “Beneficial Ownership of Common Stock by Certain Beneficial Owners and Management” in this proxy statement. Joel Beckler, who beneficially owns 3,319 shares, includes 2,818 shares held in the ESOP (representing a 100% vested interest) and 501 shares held individually. Myron Swartzentruber beneficially owns 3,552 shares which includes 3,552 shares held in the ESOP (representing a 100% vested interest).

Information Regarding Transactions in Wayne Savings Bancorp Inc. Securities by Participants

The following table provides information regarding purchases and sales of our common stock by each of the participants listed above under “Directors” and “Executive Officers” during the two years prior to February 24, 2017, including the dates on which such shares were purchased or sold and the amount purchased or sold on such dates. Unless otherwise indicated, all transactions were conducted in the public market or pursuant to our equity compensation plans and none of the purchase price or market value of those shares are represented by funds borrowed or otherwise obtained for the purpose of acquiring or holding the shares.

Name	Date	Number of Shares of Common Stock	Transaction Description
Daniel R. Buehler	11/30/2015	500	1, 2
	4/30/2015	31	1, 2
	7/30/2015	32	1, 2
	10/29/2015	35	1, 2
	1/21/2016	36	1, 2
	4/28/2016	35	1, 2
	7/28/2016	36	1, 2
	10/27/2016	33	1, 2
	1/26/2017	28	1, 2

Jonathan Ciccotelli	3/6/2015	1,000	1, 3
	9/18/2015	475	1, 3
	12/17/2015	275	1, 3
	12/18/2015	1,500	1, 3
	2/17/2017	100	1, 3
	2/24/2017	450	1, 3

David L. Lehman	2/26/2015	40	1
	2/27/2015	8	1
	3/2/2015	952	1
	9/11/2015	2,000	1
	2/24/2017	100	1

Debra A. Marthey	5/13/2015	1,000	1
	12/21/2015	500	1

Joel D. Beckler	12/31/2015	274	1, 4
	12/31/2016	270	1, 4

Myron L. Swartzentruber	12/31/2015	217	1, 4
	12/31/2016	231	1, 4

1.	Purchase in the open market, direct ownership unless otherwise noted.
2.	Acquired through the Dividend Reinvestment Program
3.	Acquisition of shares under a 401(k).
4.	Acquisition of shares in the ESOP.

Miscellaneous Information Concerning Participants

Except as described in this Appendix A or otherwise disclosed in this proxy statement, to the best of our knowledge, no participant, or any of his or her associates (as defined under Rule 14a-1(a) of the Securities Exchange Act of 1934), beneficially owns any shares of our common stock or other securities of Wayne Savings Bancshares, Inc. or the Bank. Furthermore, except as described above under the caption “Indebtedness of Management and Related Party Transactions” in this proxy statement, to the best of our knowledge, no participant or any of his or her associates, is either a party to any transactions or series of transactions since the beginning of our last fiscal year, or any currently proposed transaction or series of transactions in which (i) we or any of our subsidiaries are or are to be a party, (ii) the amount involved exceeds $120,000, and (iii) any participant, or any of his or her associates, had or will have a direct or indirect material interest.

To the best of our knowledge, except as described in this Appendix A or as otherwise disclosed in this proxy statement, no participant, or any of his or her associates, has entered into any agreement or understanding with any person regarding any future employment by Wayne Savings Bancshares, Inc. or any of its affiliates or any future transactions to which Wayne Savings Bancshares, Inc. or any of its affiliates will or may be a party. Except as described above under the caption “Indebtedness of Management and Related Party Transactions” in this proxy statement, to the best of our knowledge, no participant is a party to any contract, arrangement, or understanding with any person with respect to any securities of Wayne Savings Bancshares, Inc., including, but not limited to joint ventures, loan or option arrangements, puts or calls, guarantees against loss or guarantees of profit, division of losses or profits, or the giving or withholding of proxies.

Except as described in this Appendix A or as otherwise disclosed in this proxy statement, to the best of our knowledge, no participant has any substantial interest, direct or indirect, by security holdings or otherwise, in any matter to be acted upon at our Annual Meeting of stockholders.

No participant has been convicted in a criminal proceeding (excluding traffic violations or similar misdemeanors) during the past ten years.

REVOCABLE PROXY

WAYNE SAVINGS BANCSHARES, INC.

ANNUAL MEETING OF STOCKHOLDERS

May 25, 2017

☒	PLEASE MARK VOTES

AS IN THIS EXAMPLE

The undersigned hereby appoints the full board of directors, with full powers of substitution to act as proxies for the undersigned to vote all shares of common stock of Wayne Savings Bancshares, Inc. which the undersigned is entitled to vote, as designated below, at the Annual Meeting of Stockholders (the “Meeting”) to be held at the Greenbriar Conference Centre, 50 Riffel Road, Wooster, Ohio, at 10:00 a.m. (local time) on May 25, 2017.

This proxy is solicited by the Board of Directors.

1.	The election as directors of all nominees listed (except as marked to the contrary)

For three year term expiring in 2020:

DANIEL R. BUEHLER AND DEBRA A. MARTHEY

☐ For	☐ Withhold	☐ For All Except

INSTRUCTION: To withhold authority to vote for any individual nominee, mark “For All Except” and write that nominee’s name in the space provided below:

2.	Advisory approval of executive compensation of our named executive officers.

☐ For	☐ Against	☐ Abstain

3.	The ratification of the appointment of BKD, LLP as independent registered public accounting firm for the year ending December 31, 2017.

☐ For	☐ Against	☐ Abstain

PLEASE CHECK BOX IF YOU PLAN TO ATTEND THE MEETING.    g    ☐

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR”

EACH OF THE LISTED PROPOSALS.

THE SHARES REPRESENTED BY THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED “FOR” EACH DIRECTOR NOMINEE AND “FOR” PROPOSALS 2, AND 3. IF ANY OTHER BUSINESS IS PRESENTED AT SUCH MEETING, THIS PROXY WILL BE VOTED BY THE NAMED PROXIES AT THE DIRECTION OF A MAJORITY OF THE BOARD OF DIRECTORS. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE MEETING.

Please be sure to sign and date this card in the box below.	Date
Stockholder sign above	Co-holder (if any) sign above

▲ Detach above card, sign, date and mail in postage-paid envelope provided. ▲

WAYNE SAVINGS BANCSHARES, INC.

THIS WHITE PROXY IS SOLICITATED BY THE BOARD OF DIRECTORS

Should the undersigned be present and elect to vote at the Meeting or at any adjournment thereof and after notification to the
Secretary of Wayne Savings Bancshares, Inc. at the Meeting of the stockholder’s decision to terminate this proxy, then the power of said attorneys and proxies shall be deemed terminated and of no further force and effect. This WHITE proxy may also be revoked by sending written notice to the Secretary of Wayne Savings Bancshares, Inc. at the address set forth on the
Notice of Annual Meeting of Stockholders, or by the filing of a later proxy prior to a vote being taken on a particular proposal at the Meeting.

The above signed acknowledges receipt from Wayne Savings Bancshares, Inc. prior to the execution of this proxy of Notice of the Meeting, a proxy statement dated March 27, 2017 and an annual report (containing audited financial statements).

Please sign exactly as your name appears on this card. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If shares are held jointly, each holder may sign but only one signature is required.

Important Notice Regarding the Availability of Proxy Materials

For the Shareholder Meeting to be Held on May 25, 2017

The proxy statement and the annual report to shareholders on Form 10-K are available at:

http://www.viewproxy.com/waynesavings/2017

VOTE BY INTERNET OR TELEPHONE 24 Hours a Day – 7 Days a Week

Your telephone or internet vote authorizes the named attorneys-in-fact to vote your shares in the same manner as if you marked, signed and returned the WHITE proxy card. If you have submitted your proxy by telephone or the Internet, there is no need for you to mail back your proxy card. Telephone and Internet voting facilities will close at 11:59 p.m. Eastern Time on May 22, 2017.

TELEPHONE

800

•	Use any touch-tone telephone	OR

•	Have your proxy form in hand

•	Follow the simple recorded instructions

INTERNET

www. .com

•	Go to the website and address listed above	OR

•	Have your proxy form in hand

•	Follow the simple instructions

MAIL

•	Mark, sign and date the WHITE proxy card

•	Detach the WHITE proxy card above

•	Return the WHITE proxy card in the postage-paid envelope provided

PROXY TABULATOR

2

CALL TOLL-FREE TO VOTE:

401(k) VOTING INSTRUCTION BALLOT

WAYNE SAVINGS BANCSHARES, INC.

May 25, 2017

☒	PLEASE MARK VOTES AS IN THIS EXAMPLE

The undersigned hereby instructs the Trustee of the 401(k) Retirement Plan of Wayne Savings Community Bank to vote, as designated below, all the shares of common stock of Wayne Savings Bancshares, Inc. allocated to my 401(k) Plan account as of March 27, 2017, at the Annual Meeting of Stockholders to be held at the Greenbriar Conference Centre located at 50 Riffel Road, Wooster, Ohio, on Thursday, May 25, 2017, at 10:00 a.m., local time, or at any adjournment thereof.

This proxy is solicited by the Board of Directors.

1.	Election of directors for three-year term

☐	For	☐	Withhold	☐	For All Except

Nominees for three-year term expiring in 2020: DANIEL R. BUEHLER AND DEBRA A. MARTHEY

  Instruction: To withhold authority to vote for any individual nominee, mark “For All Except” and write that nominee’s name in the space provided below.

2.	Advisory approval of executive compensation of our named executive officers.

☐	For	☐	Against	☐	Abstain

3.	Proposal to ratify the appointment of BKD, LLP as independent registered public accounting firm for the year ending December 31, 2017.

☐	For	☐	Against	☐	Abstain

4.	In its discretion, the Trustee is authorized to vote upon such other business as may properly come before the meeting.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR THE BOARD’S NOMINEES FOR DIRECTOR, FOR THE ADVISORY VOTE ON EXECUTIVE COMPENSATION AND FOR THE RATIFICATION OF BKD, LLP.

THE SHARES REPRESENTED BY THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED “FOR” EACH DIRECTOR NOMINEE AND “FOR”

3

PROPOSALS 2 AND 3. IF ANY OTHER BUSINESS IS PRESENTED AT SUCH MEETING, THIS PROXY WILL BE VOTED BY THE NAMED PROXIES AT THE DIRECTION OF A MAJORITY OF THE BOARD OF DIRECTORS. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE MEETING.

WAYNE SAVINGS BANCSHARES, INC.

The above signed acknowledges receipt from Wayne Savings Bancshares, Inc. prior to the execution of this proxy of Notice of the Meeting, a proxy statement dated March 27, 2017 and an annual report (containing audited financial statements).

Please sign exactly as your name appears on this card. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If shares are held jointly, each holder may sign but only one signature is required.

Important Notice Regarding the Availability of Proxy Materials

For the Shareholder Meeting to be Held on May 25, 2017

The proxy statement and the annual report to shareholders on Form 10-K are available at:

http://www.viewproxy.com/waynesavings/2017

You can vote in one of two ways:

1.      Via the Internet at https://www.investorvote.com/WAYN and follow the instructions.

or

2.      Mark, sign and date your proxy card and return it promptly in the enclosed envelope.

Please be sure to sign and date this card in the box below.	Date

Participant sign above

▲ Detach above card, sign, date and mail in postage-paid envelope provided. ▲

4

WAYNE SAVINGS BANCSHARES, INC.

The above signed acknowledges receipt from Wayne Savings Bancshares, Inc. prior to the execution of this proxy of Notice of the Meeting, a proxy statement dated March 27, 2017 and an annual report (containing audited financial statements).

Please sign exactly as your name appears on this card. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If shares are held jointly, each holder may sign but only one signature is required.

Important Notice Regarding the Availability of Proxy Materials

For the Shareholder Meeting to be Held on May 25, 2017

The proxy statement and the annual report to shareholders on Form 10-K are available at:

http://www.viewproxy.com/waynesavings/2017

You can vote in one of two ways:

1.      Via the Internet at https://www.investorvote.com/WAYN and follow the instructions.

or

2.      Mark, sign and date your proxy card and return it promptly in the enclosed envelope.

PLEASE MARK, SIGN, DATE AND RETURN 401(k) VOTING INSTRUCTION BALLOT TO BE RECEIVED BY MAY 22, 2017.

IF YOUR ADDRESS HAS CHANGED, PLEASE CORRECT THE ADDRESS IN THE SPACE PROVIDED BELOW AND RETURN THIS PORTION WITH THE CARD IN THE ENVELOPE PROVIDED.

ESOP VOTING INSTRUCTION BALLOT

WAYNE SAVINGS BANCSHARES, INC.

May 25, 2017

☒	PLEASE MARK VOTES

AS IN THIS EXAMPLE

The undersigned hereby instructs the Trustees of the Employee Stock Ownership Plan of Wayne Savings Community Bank to vote, as designated below, all the shares of common stock of Wayne Savings Bancshares, Inc. allocated to my ESOP account as of March 27, 2017 at the Annual Meeting of Stockholders to be held at the Greenbriar Conference Centre located at 50 Riffel Road, Wooster, Ohio, on May 25, 2017 at 10:00 a.m., local time, or at any adjournment thereof.

This proxy is solicited by the Board of Directors.

1.	Election of directors for three-year term

	☐ For	☐ Withhold	☐ For All Except

Nominees for three-year term expiring in 2020: DANIEL R. BUEHLER AND DEBRA A. MARTHEY

Instruction: To withhold authority to vote for any individual nominee, mark “For All Except” and write that nominee’s name in the space provided below.

2.	Advisory approval of executive compensation of our named executive officers.

	☐ For	☐ Against	☐ Abstain

3.	Proposal to ratify the appointment of BKD, LLP as independent registered public accounting firm for the year ending December 31, 2017.

	☐ For	☐ Against	☐ Abstain

4.	In their discretion, the Trustees are authorized to vote upon such other business as may properly come before the meeting.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR THE BOARD’S NOMINEES FOR DIRECTOR, FOR THE ADVISORY VOTE ON EXECUTIVE COMPENSATION AND FOR THE RATIFICATION OF BKD, LLP.

THE SHARES REPRESENTED BY THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED “FOR” EACH DIRECTOR NOMINEE AND “FOR” PROPOSALS 2 AND 3. IF ANY OTHER BUSINESS IS PRESENTED AT SUCH

MEETING, THIS PROXY WILL BE VOTED BY THE NAMED PROXIES AT THE DIRECTION OF A MAJORITY OF THE BOARD OF DIRECTORS. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE MEETING.

Please be sure to sign and date this card in the box below.	Date

Participant sign above

▲ Detach above card, sign, date and mail in postage-paid envelope provided. ▲

2

WAYNE SAVINGS BANCSHARES, INC.

The above signed acknowledges receipt from Wayne Savings Bancshares, Inc. prior to the execution of this proxy of Notice of the Meeting, a proxy statement dated March 27, 2017 and an annual report (containing audited financial statements).

Please sign exactly as your name appears on this card. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If shares are held jointly, each holder may sign but only one signature is required.

Important Notice Regarding the Availability of Proxy Materials

For the Shareholder Meeting to be Held on May 25, 2017

The proxy statement and the annual report to shareholders on Form 10-K are available at:

http://www.viewproxy.com/waynesavings/2017

You can vote in one of two ways:

1.      Via the Internet at https://www.investorvote.com/WAYN and follow the instructions.

or

2.      Mark, sign and date your proxy card and return it promptly in the enclosed envelope.

PLEASE MARK, SIGN, DATE AND RETURN ESOP VOTING INSTRUCTION BALLOT PROMPTLY TO BE RECEIVED BY MAY 22, 2017.

IF YOUR ADDRESS HAS CHANGED, PLEASE CORRECT THE ADDRESS IN THE SPACE PROVIDED BELOW AND RETURN THIS PORTION WITH THE CARD IN THE ENVELOPE PROVIDED.